Exhibit 10.9.8

EXECUTION

AMENDMENT NO. 8

TO MASTER REPURCHASE AGREEMENT

Amendment No. 8 to Master Repurchase Agreement, dated as of January 13, 2020 (this “Amendment”), by and between Bank of America, N.A. (“Buyer”) and United Shore Financial Services, LLC (“Seller”).

RECITALS

Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of December 31, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Existing Master Repurchase Agreement”; and as amended by this Amendment, the “Master Repurchase Agreement”).

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1.     Alternative Rate. Section 4.14 of the Existing Master Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

4.14    Alternative Rate. If prior to any Payment Date, Buyer determines in its sole discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining One-Month LIBOR, (ii) One-Month LIBOR is no longer in existence, (iii) the administrator of One-Month LIBOR or a Governmental Authority having jurisdiction over Buyer has made a public statement identifying a specific date after which One-Month LIBOR shall no longer be made available or used for determining the interest rate of loans, provided, that, at the time of such statement, there is no successor administrator that is satisfactory to Buyer, that will continue to provide One-Month LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”), or (iv) mortgage loan financing facilities similar to this facility, currently being executed, or that include language similar to that contained in this Section 4.14, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace One-Month LIBOR, Buyer shall give prompt notice thereof to Seller, whereupon the Applicable Pricing Rate from the date specified in such notice, which may be the Scheduled Unavailability Date, for such period, and for all subsequent periods until such notice has been withdrawn by Buyer, shall be an alternative benchmark rate (including any mathematical or other adjustments to the benchmark rate (if any), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated mortgage loan financing facilities for such benchmark rates, which adjustment or method for calculating such adjustment shall be published on an information service as selected by Buyer from time to time in its sole discretion and may be periodically updated) (any such rate, a “Successor Rate”). Such Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for Buyer, such Successor Rate shall be applied in a manner as otherwise determined by Buyer in its sole discretion. In connection with the implementation of a Successor Rate, Buyer shall have the right to make Successor Rate Conforming Changes, as determined by Buyer in its sole discretion from time to time and, notwithstanding anything to the contrary herein or in any other Principal Agreement, any amendments implementing such Successor Rate Conforming Changes shall become effective without any further action or consent of any other party to this Agreement.

SECTION 2.     Regulation W. Section 10 of the Existing Master Repurchase Agreement is hereby amended by adding the following new subsection 10.13 at the end thereof:

10.13     Regulation W. Seller shall not use the proceeds from the transfer of funds from Buyer to Seller to effect transactions with any affiliate (as defined in 12 CFR §223.2 or 12 USC §371c) of Buyer.

SECTION 3.     Notices. Section 14.11 of the Existing Master Repurchase Agreement is hereby amended by:

3.1     deleting the notice information for Buyer in clause (a) in its entirety and replacing it with the following:

If to Buyer:	Bank of America, N.A.
[***]
Mail Code: [***]
[***]
Attention: [***], Managing Director
Telephone: [***]
Facsimile: [***]
Email: [***]

With copies to:

Bank of America, N.A.
[***]
Mail Code: [***]
[***]
Attention: [***], Director, Mortgage Financial
Telephone: [***]
Facsimile: [***]
Email: [***]

Bank of America, N.A. [***]
Mail Code: [***]
[***]
Attention: [***], Assistant General Counsel
Telephone: [***]
Facsimile: [***]
Email: [***]

3.2     deleting the notice information for Buyer in clause (b) in its entirety and replacing it with the following:

If to Buyer:	[***] [***] [***] [***]

SECTION 4.     ISDA Stay Protocol. Article 14 of the Existing Master Repurchase Agreement is hereby amended by adding the following new subsection at the end thereof:

14.25     ISDA Stay Protocol. Buyer and Seller each (i) confirms that prior to the date hereof it has adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), and (ii) agrees that the terms of the Protocol are incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a “Protocol Covered Agreement” and each party shall be deemed to have the same status as a “Regulated Entity” and/or an “Adhering Party” as applicable to it under the Protocol. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “this Agreement” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, Buyer and Seller agree that the terms of this paragraph shall be incorporated into any related covered affiliate credit enhancements, with all references to Buyer replaced by references to the covered affiliate support provider.

SECTION 5.     Glossary of Defined Terms. Exhibit A to the Existing Master Repurchase Agreement is hereby amended by:

5.1     deleting the definition of “Successor Rate Conforming Changes” in its entirety and replacing it with the following:

Successor Rate Conforming Changes: With respect to any proposed Successor Rate, any spread adjustments or other conforming changes to the timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters as may be appropriate, in the discretion of Buyer, to reflect the adoption and implementation of such Successor Rate and to permit the administration thereof by Buyer in a manner substantially consistent with market practice (or, if Buyer determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Successor Rate exists, in such other manner of administration as Buyer determines to be necessary in its sole discretion).

5.2     adding the following new definitions in their proper alphabetical order:

FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

Protocol: As defined in Section 14.25.

QFC Stay Rules: The regulations codified at 12 C.F.R. 252.2, 252.81-8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the FDIC under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.

SECTION 6.     Representations and Warranties. Exhibit L to the Existing Master Repurchase Agreement is hereby amended by deleting paragraph (n) in its entirety and replacing it with the following:

(n)     Customary Provisions. The Mortgage Note has a stated maturity. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. There is no homestead or other exemption or other right available to the Mortgagor or any other person, or restriction on Seller or any other person, including without limitation, any federal, state or local, law, ordinance, decree, regulation, guidance, attorney general action, or other pronouncement, whether temporary or permanent in nature, that would interfere with, restrict or delay, either (y) the ability of Seller, Buyer or any servicer, subservicer or any successor servicer or successor subservicer to sell the related Mortgaged Property at a trustee’s sale or otherwise, or (z) the ability of Seller, Buyer or any servicer or any successor servicer to foreclose on the related Mortgage and subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption. The Mortgage Note and Mortgage are on forms acceptable to FHA, VA, RD, Freddie Mac or Fannie Mae. If the Mortgage Loan is an eMortgage Loan, the related eNote contains the Agency- Required eNote Legend.

SECTION 7.     Fees and Expenses. Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 8.     Conditions Precedent. This Amendment shall become effective as of the date hereof upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of Buyer and Seller.

SECTION 9.     Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 10.     Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 11.     Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 12.     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A., as Buyer

By:	/s/ Adam Robitshek
	Name:	Adam Robitshek
	Title:	Vice President

UNITED SHORE FINANCIAL SERVICES, LLC, as Seller

By:	/s/ Timothy J. Forrester
	Name:	Timothy J. Forrester
	Title:	CFO & EVP

Signature Page to Amendment No. 8 to Master Repurchase Agreement (BANA/United Shore)